EXHIBIT 99.1

Linde Reports Full-Year and Fourth-Quarter 2025 Results

Full-Year Highlights

➢	Sales $34.0 billion, up 3% YoY, underlying sales up 2%
➢	Operating profit $8.9 billion, adjusted operating profit $10.1 billion, up 4%
➢	Operating profit margin 26.3%; adjusted operating profit margin 29.8%
➢	EPS $14.61; adjusted EPS $16.46, up 6% YoY
➢	Operating cash flow of $10.4 billion, up 10% YoY
➢	Total project backlog of $10.0 billion
➢	Returned $7.4 billion to shareholders through dividends and share repurchases

Fourth-Quarter Highlights

➢	Sales $8.8 billion, up 6% YoY, underlying sales up 3%
➢	Operating profit $2.0 billion, adjusted operating profit $2.6 billion, up 4%
➢	Operating profit margin 23.0%; adjusted operating profit margin 29.5%
➢	EPS $3.26; adjusted EPS $4.20, up 6% YoY
➢	Operating cash flow of $3.0 billion, up 8% YoY

2026 Guidance

➢	First-quarter 2026 adjusted EPS guidance $4.20 - $4.30, represents 6%-9% growth or 3%-6% ex FX
➢	Full-year 2026 adjusted EPS guidance $17.40 - $17.90, represents 6%-9% growth or 5%-8% ex FX

Woking, UK, February 5, 2026 – Linde plc (Nasdaq: LIN) today reported fourth-quarter 2025 net income of $1,530 million and diluted earnings per share of $3.26, down 11% and 9%, respectively. Excluding Linde AG purchase accounting impacts and restructuring charge impacts, adjusted net income was $1,968 million, up 4% versus prior year. Adjusted earnings per share was $4.20, 6% above prior year.

Linde’s sales for the fourth quarter were $8,764 million, up 6% versus prior year. Compared to prior year, underlying sales increased 3% from 2% price attainment and 1% volumes, primarily from project startups. In addition, acquisitions increased sales by 1%.

Fourth-quarter operating profit was $2,018 million. Adjusted operating profit of $2,585 million was up 4% versus prior year led by higher price and continued productivity initiatives across all segments. Adjusted operating profit margin of 29.5% was 40 basis points below prior year.

Fourth-quarter operating cash flow of $3,030 million increased 8% versus prior year. After capital expenditures of $1,458 million, free cash flow was $1,572 million. During the quarter, the company returned $2,085 million to shareholders through dividends and stock repurchases, net of issuances.

For full-year 2025, sales were $34.0 billion, up 3% versus 2024. Compared to prior year, sales increased 3% from 2% price attainment and 1% bolt-on acquisitions, while volumes remained stable. Operating profit was $8.9 billion and adjusted operating profit was $10.1 billion, 4% above prior year. Adjusted operating profit margin was 29.8% of sales, 30 basis points higher than 2024. Diluted earnings per share was $14.61 and adjusted diluted earnings per share was $16.46, up 6% versus prior year.

In 2025, Linde generated strong operating cash flow of $10.4 billion. The company invested $5.3 billion in capital expenditures and returned $7.4 billion to shareholders in the form of dividends and share buybacks, net of issuances.

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Commenting on the financial results and business outlook, Chief Executive Officer Sanjiv Lamba said, “Linde delivered another year of resilient performance, with operating profit, cash flow and backlog each exceeding $10 billion. Operating margins expanded to 29.8%, ROC reached 24.2% and EPS grew 6%. These results underscore the strength of our operating model and the exceptional execution by the Linde team worldwide.”

Lamba continued, “With disciplined capital allocation, strong network density and an increasing project pipeline, Linde is well positioned to capture high-quality wins in 2026 and continue to create shareholder value regardless of macroeconomic uncertainties.”

For the full year 2026, the company expects adjusted diluted earnings per share to be in the range of $17.40 to $17.90, up 6% to 9% versus prior year or 5% to 8% when excluding estimated currency tailwinds. Full-year capital expenditures are expected to be in the range of $5.0 billion to $5.5 billion to support operating growth requirements, including the contractual sale of gas backlog. For the first quarter of 2026, adjusted earnings per share is expected to be in the range of $4.20 to $4.30, up 6% to 9% above prior-year quarter or 3% to 6% when assumed estimated favorable currency of 3%.

Fourth-Quarter 2025 Results by Segment

Americas sales of $3,884 million were up 8% versus prior year. Compared with fourth quarter 2024, underlying sales increased 4%, driven by 3% higher pricing and 1% higher volumes, primarily in the electronics end market. Operating profit of $1,202 million was 30.9% of sales.

APAC (Asia Pacific) sales of $1,726 million were up 3% versus prior year. Compared with fourth quarter 2024, underlying sales increased 2%, driven by 2% higher volumes, primarily in the electronics and chemicals & energy end markets, including project start-ups. Operating profit of $502 million was 29.1% of sales.

EMEA (Europe, Middle East & Africa) sales of $2,178 million were up 6% versus prior year. Compared with fourth quarter 2024, underlying sales decreased 2%, as 1% higher pricing was more than offset by 3% lower volumes, mainly in the chemicals & energy end market. Operating profit of $772 million was 35.4% of sales.

Linde Engineering sales were $615 million, down 2% versus prior year, and operating profit was $103 million or 16.7% of sales. Order intake for the quarter was $434 million and third-party sale of equipment backlog was $2.7 billion.

Earnings Call

A teleconference on Linde’s fourth-quarter 2025 results is being held today at 9:00 am EDT.

Live conference call	US Toll-Free Dial-In Number: 1 888 770 7292 UK Toll-Free Dial-In Number: 0800 358 0970 Access code: 6877110
Live webcast (listen-only)	https://www.linde.com/investors/financial-reports

Materials to be used in the teleconference are also available on the website.

About Linde Linde is a leading global industrial gases and engineering company with 2025 sales of $34 billion. We live our mission of making our world more productive every day by providing high-quality solutions, technologies and services which are making our customers more successful and helping to sustain, decarbonize and protect our planet. Linde serves a variety of end markets such as chemicals & energy, food & beverage, electronics, healthcare, manufacturing, metals and mining. Linde’s industrial gases and technologies are used in countless applications, enabling space exploration and launch technologies, delivering ultra-high-purity and specialty gases for semiconductor manufacturing, providing life-saving medical oxygen and enabling clean hydrogen production and carbon capture to reduce greenhouse gas emissions. Linde also delivers state-of-the-art gas processing solutions to support customer growth, efficiency improvements and emissions reductions.

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For more information about the company and its products and services, please visit www.linde.com

Adjusted amounts, free cash flow and return on capital are non-GAAP measures. See the attachments for a summary of non-GAAP reconciliations and calculations for adjusted amounts.

Attachments: Summary Non-GAAP Reconciliations, Statements of Income, Balance Sheets, Statements of Cash Flows, Segment Information and Appendix: Non-GAAP Measures and Reconciliations.

*Note: We are providing adjusted earnings per share (“EPS”) guidance for 2026. This is a non-GAAP financial measure that represents diluted earnings per share from continuing operations (a GAAP measure) but excludes the impact of certain items that we believe are not representative of our underlying business performance, such as cost reduction and other charges, the impact of potential divestitures or other potentially significant items. Given the uncertainty of timing and magnitude of such items, we cannot provide a reconciliation of the differences between the non-GAAP adjusted EPS guidance and the corresponding GAAP EPS measure without unreasonable effort.

Forward-looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions.  They are based on management’s reasonable expectations and assumptions as of the date the statements are made but involve risks and uncertainties.  These risks and uncertainties include, without limitation: the performance of stock markets generally; developments in worldwide and national economies and other international events and circumstances, including trade conflicts and tariffs; changes in foreign currencies and in interest rates; the cost and availability of electric power, natural gas and other raw materials; the ability to achieve price increases to offset cost increases; catastrophic events including natural disasters, epidemics, pandemics such as COVID-19, and acts of war and terrorism; the ability to attract, hire, and retain qualified personnel; the impact of changes in financial accounting standards; the impact of changes in pension plan liabilities; the impact of tax, environmental, healthcare and other legislation and government regulation in jurisdictions in which the company operates; the cost and outcomes of investigations, litigation and regulatory proceedings; the impact of potential unusual or non-recurring items; continued timely development and market acceptance of new products and applications; the impact of competitive products and pricing; future financial and operating performance of major customers and industries served; the impact of information technology system failures, network disruptions and breaches in data security; and the effectiveness and speed of integrating new acquisitions into the business.  These risks and uncertainties may cause future results or circumstances to differ materially from adjusted projections, estimates or other forward-looking statements.

Linde plc assumes no obligation to update or provide revisions to any forward-looking statement in response to changing circumstances.  The above listed risks and uncertainties are further described in Item 1A.  Risk Factors in Linde plc’s Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 25, 2025 which should be reviewed carefully. Please consider Linde plc’s forward-looking statements in light of those risks.

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LINDE PLC AND SUBSIDIARIES
SUMMARY NON-GAAP RECONCILIATIONS
(UNAUDITED)

The following adjusted amounts are Non-GAAP measures and are intended to supplement investors' understanding of the company's financial statements by providing measures which investors, financial analysts and management use to help evaluate the company's operating performance. Items which the company does not believe to be indicative of ongoing business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures. See the "NON GAAP MEASURES AND RECONCILIATIONS" starting on page 9 for additional details relating to the adjustments.

(Millions of dollars, except per share amounts)	Sales		Operating Profit		Net Income		Diluted EPS	
Quarter Ended December 31,	2025	2024	2025	2024	2025	2024	2025	2024
Reported GAAP Amounts	$ 8,764	$ 8,282	$ 2,018	$ 2,270	$ 1,530	$ 1,725	$ 3.26	$ 3.60
Cost reduction program and other charges (a)	—	—	229	—	167	(10)	0.36	(0.02)
Purchase accounting impacts - Linde AG (b)	—	—	338	210	271	181	0.58	0.38
Pension settlement charges (c)	—	—	—	—	—	3	—	0.01
Total adjustments	—	—	567	210	438	174	0.94	0.37
Adjusted amounts	$ 8,764	$ 8,282	$ 2,585	$ 2,480	$ 1,968	$ 1,899	$ 4.20	$ 3.97

(Millions of dollars, except per share amounts)	Sales		Operating Profit		Net Income		Diluted EPS	
Year to Date December 31,	2025	2024	2025	2024	2025	2024	2025	2024
Reported GAAP Amounts	$ 33,986	$ 33,005	$ 8,923	$ 8,635	$ 6,898	$ 6,565	$ 14.61	$ 13.62
Cost reduction program and other charges (a)	—	—	273	145	198	125	0.42	0.26
Purchase accounting impacts - Linde AG (b)	—	—	941	940	674	777	1.43	1.61
Pension settlement charges (c)	—	—	—	—	2	8	—	0.02
Total adjustments	—	—	1,214	1,085	874	910	1.85	1.89
Adjusted amounts	$ 33,986	$ 33,005	$ 10,137	$ 9,720	$ 7,772	$ 7,475	$ 16.46	$ 15.51

(a) To adjust for cost reduction program and other charges: 2025 includes (i) global severance charges of $255 million and $308 million, for the quarter and year to date periods, respectively, largely related to Engineering, and (ii) other benefits of $26 million and $35 million for the quarter and year to date periods, respectively, largely related to a divestiture.

2024 includes severance charges of $165 million, other charges of $23 million and other benefit of $43 million related to a divestiture.

(b) To adjust for purchase accounting impacts related to the merger.

(c) To adjust for pension settlement charges.

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LINDE PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Quarter Ended December 31,		Year to Date December 31,	
(Millions of dollars, except per share data)	2025	2024	2025	2024
Sales	$ 8,764	$ 8,282	$ 33,986	$ 33,005
Cost of sales	4,547	4,320	17,389	17,143
Selling, general and administrative	880	814	3,433	3,337
Depreciation and amortization	950	913	3,763	3,780
Research and development	35	39	147	150
Cost reduction program and other charges	229	—	273	145
Other income (expense) - net	(105)	74	(58)	185
Operating Profit	2,018	2,270	8,923	8,635
Interest expense - net	64	53	255	256
Net pension and OPEB cost (benefit), excluding service cost	(57)	(46)	(229)	(190)
Income Before Income Taxes and Equity Investments	2,011	2,263	8,897	8,569
Income taxes	481	533	1,989	2,002
Income Before Equity Investments	1,530	1,730	6,908	6,567
Income from equity investments	43	39	150	170
Income (Including Noncontrolling Interests)	1,573	1,769	7,058	6,737
Less: noncontrolling interests	(43)	(44)	(160)	(172)
Net Income – Linde plc	$ 1,530	$ 1,725	$ 6,898	$ 6,565
Per Share Data – Linde plc Shareholders				
Basic earnings per share	$ 3.28	$ 3.63	$ 14.69	$ 13.71
Diluted earnings per share	$ 3.26	$ 3.60	$ 14.61	$ 13.62
Cash dividends per share	$ 1.50	$ 1.39	$ 6.00	$ 5.56
Weighted Average Shares Outstanding (000's):				
Basic shares outstanding (000's)	466,247	475,685	469,488	478,773
Diluted shares outstanding (000's)	468,702	478,877	472,195	482,092

Note: See page 9 for a reconciliation to adjusted amounts which are Non-GAAP.

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LINDE PLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

(Millions of dollars)	December 31, 2025	December 31, 2024
Assets		
Cash and cash equivalents	$ 5,056	$ 4,850
Accounts receivable - net	4,966	4,622
Contract assets	269	263
Inventories	2,055	1,946
Prepaid and other current assets	979	1,264
Total Current Assets	13,325	12,945
Property, plant and equipment - net	28,260	24,775
Goodwill	27,927	25,937
Other intangibles - net	11,871	11,330
Other long-term assets	5,434	5,160
Total Assets	$ 86,817	$ 80,147
Liabilities and Equity		
Accounts payable	$ 2,810	$ 2,507
Short-term debt	4,510	4,223
Current portion of long-term debt	1,796	2,057
Contract liabilities	1,231	1,194
Other current liabilities	4,851	4,563
Total Current Liabilities	15,198	14,544
Long-term debt	20,683	15,343
Other long-term liabilities	11,195	10,772
Total Liabilities	$ 47,076	$ 40,659
Redeemable noncontrolling interests	13	13
Linde plc Shareholders' Equity		
Ordinary shares	1	1
Additional paid-in capital	39,430	39,603
Retained earnings	16,608	12,634
Accumulated other comprehensive income (loss)	(6,233)	(6,894)
Less: Treasury shares, at cost	(11,561)	(7,252)
Total Linde plc Shareholders' Equity	38,245	38,092
Noncontrolling interests	1,483	1,383
Total Equity	$ 39,728	$ 39,475
Total Liabilities and Equity	$ 86,817	$ 80,147

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LINDE PLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	Quarter Ended December 31,		Year to Date December 31,	
(Millions of dollars)	2025	2024	2025	2024
Operations				
Net income - Linde plc	$ 1,530	$ 1,725	$ 6,898	$ 6,565
Add: Noncontrolling interests	43	44	160	172
Net income (including noncontrolling interests)	1,573	1,769	7,058	6,737
Adjustments to reconcile net income to net cash provided by operating activities:				
Cost reduction program and other charges (a)	210	(21)	139	31
Depreciation and amortization	950	913	3,763	3,780
Accounts receivable	257	38	(122)	(160)
Contract assets and liabilities, net	(96)	(99)	(72)	(409)
Inventory	84	24	47	56
Payables and accruals	(83)	101	(148)	(277)
Pension contributions	(5)	(6)	(25)	(35)
Deferred income taxes and other	140	90	(290)	(300)
Net cash provided by (used for) operating activities	3,030	2,809	10,350	9,423
Investing				
Capital expenditures	(1,458)	(1,250)	(5,261)	(4,497)
Acquisitions, net of cash acquired	(19)	(142)	(412)	(317)
Divestitures, net of cash divested and asset sales	11	16	42	170
Other investing, net	5	—	(90)	—
Net cash provided by (used for) investing activities	(1,461)	(1,376)	(5,721)	(4,644)
Financing				
Debt increase (decrease) - net	994	539	2,911	3,167
Issuances of ordinary shares	3	3	23	31
Purchases of ordinary shares	(1,390)	(1,334)	(4,601)	(4,482)
Cash dividends - Linde plc shareholders	(698)	(659)	(2,811)	(2,655)
Noncontrolling interest transactions and other	73	(159)	(76)	(420)
Net cash provided by (used for) financing activities	(1,018)	(1,610)	(4,554)	(4,359)
Effect of exchange rate changes on cash and cash equivalents	(4)	(160)	131	(234)
Change in cash and cash equivalents	547	(337)	206	186
Cash and cash equivalents, beginning-of-period	4,509	5,187	4,850	4,664
Cash and cash equivalents, end-of-period	$ 5,056	$ 4,850	$ 5,056	$ 4,850

(a) 2025 Cost reduction program and other charges were primarily related to severance. Related cash outflows were $19 million and $21 million for the quarters ended December 31, 2025 and 2024, respectively, and $134 million and $114 million for the twelve months ended December 31, 2025 and 2024, respectively.

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LINDE PLC AND SUBSIDIARIES
SEGMENT INFORMATION
(UNAUDITED)

	Quarter Ended December 31,		Year to Date December 31,	
(Millions of dollars)	2025	2024	2025	2024
Sales				
Americas	$ 3,884	$ 3,609	$ 15,208	$ 14,442
EMEA	2,178	2,059	8,549	8,352
APAC	1,726	1,668	6,661	6,632
Engineering	615	628	2,250	2,322
Other	361	318	1,318	1,257
Total segment sales	$ 8,764	$ 8,282	$ 33,986	$ 33,005
Operating Profit				
Americas	$ 1,202	$ 1,150	$ 4,747	$ 4,550
EMEA	772	686	3,055	2,780
APAC	502	500	1,933	1,918
Engineering	103	106	408	410
Other	6	38	(6)	62
Segment operating profit	2,585	2,480	10,137	9,720
Cost reduction program and other charges	(229)	—	(273)	(145)
Purchase accounting impacts - Linde AG	(338)	(210)	(941)	(940)
Total operating profit	$ 2,018	$ 2,270	$ 8,923	$ 8,635

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LINDE PLC AND SUBSIDIARIES
APPENDIX
NON-GAAP MEASURES AND RECONCILIATIONS
(UNAUDITED)

The following Non-GAAP measures are intended to supplement investors' understanding of the company's financial information by providing measures which investors, financial analysts and management use to help evaluate the company's operating performance and liquidity. Items which the company does not believe to be indicative of on-going business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures.

	2025					2024				
(Millions of dollars)	Year to Date December 31,	Q4	Q3	Q2	Q1	Year to Date December 31,	Q4	Q3	Q2	Q1
Adjusted Operating Profit and Operating Margin										
Reported operating profit	$ 8,923	$2,018	$2,367	$2,354	$2,184	$ 8,635	$2,270	$2,086	$2,184	$2,095
Add: Cost reduction program and other charges	273	229	(11)	—	55	145	—	145	—	—
Add: Purchase accounting impacts - Linde AG (c)	941	338	202	202	199	940	210	246	238	246
Total adjustments	1,214	567	191	202	254	1,085	210	391	238	246
Adjusted operating profit	$ 10,137	$2,585	$2,558	$2,556	$2,438	$ 9,720	$2,480	$2,477	$2,422	$2,341
Reported percentage change	3 %	(11)%	13 %	8 %	4 %					
Adjusted percentage change	4 %	4 %	3 %	6 %	4 %					
Reported sales	$ 33,986	$8,764	$8,615	$8,495	$8,112	$ 33,005	$8,282	$8,356	$8,267	$8,100
Reported operating margin	26.3 %	23.0 %	27.5 %	27.7 %	26.9 %	26.2 %	27.4 %	25.0 %	26.4 %	25.9 %
Adjusted operating margin	29.8 %	29.5 %	29.7 %	30.1 %	30.1 %	29.5 %	29.9 %	29.6 %	29.3 %	28.9 %
Adjusted Depreciation and Amortization										
Reported depreciation and amortization	$ 3,763	$ 950	$ 961	$ 942	$ 910	$ 3,780	$ 913	$ 960	$ 958	$ 949
Less: Purchase accounting impacts - Linde AG (c)	(777)	(186)	(202)	(198)	(191)	(923)	(206)	(240)	(237)	(240)
Adjusted depreciation and amortization	$ 2,986	$ 764	$ 759	$ 744	$ 719	$ 2,857	$ 707	$ 720	$ 721	$ 709
Adjusted Other Income (Expense) - net										
Reported other income (expense) - net	$ (58)	$(105)	$ 14	$ 15	$ 18	$ 185	$ 74	$ 51	$ 2	$ 58
Add: Purchase accounting impacts - Linde AG (c) (e)	(164)	(152)	—	(4)	(8)	(17)	(4)	(6)	(1)	(6)
Adjusted other income (expense) - net	$ 106	$ 47	$ 14	$ 19	$ 26	$ 202	$ 78	$ 57	$ 3	$ 64
Adjusted Net Pension and OPEB Cost (Benefit), Excluding Service Cost										
Reported net pension and OPEB cost (benefit), excluding service cost	$ (229)	$ (57)	$ (57)	$ (59)	$ (56)	$ (190)	$ (46)	$ (45)	$ (49)	$ (50)
Add: Pension settlement charges	(2)	—	(2)	—	—	(10)	(4)	(6)	—	—
Adjusted Net Pension and OPEB cost (benefit), excluding service costs	$ (231)	$ (57)	$ (59)	$ (59)	$ (56)	$ (200)	$ (50)	$ (51)	$ (49)	$ (50)
Adjusted Interest Expense - Net										
Reported interest expense - net	$ 255	$ 64	$ 64	$ 67	$ 60	$ 256	$ 53	$ 68	$ 70	$ 65
Add: Purchase accounting impacts - Linde AG (c)	—	—	—	—	—	3	—	—	1	2
Adjusted interest expense - net	$ 255	$ 64	$ 64	$ 67	$ 60	$ 259	$ 53	$ 68	$ 71	$ 67

Page 9 of 10 cont'd

(Millions of dollars)	2025 Year to Date December 31,	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Year to Date December 31,	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Adjusted Income Taxes (a)										
Reported income taxes	$ 1,989	$ 481	$ 424	$ 573	$ 511	$ 2,002	$ 533	$ 498	$ 508	$ 463
Add: Purchase accounting impacts - Linde AG (c)	328	83	155	46	44	220	44	60	56	60
Add: Pension settlement charges	—	—	—	—	—	2	1	1	—	—
Add: Cost reduction program and other charges	81	62	1	—	18	36	10	21	—	5
Total adjustments	409	145	156	46	62	258	55	82	56	65
Adjusted income taxes	$ 2,398	$ 626	$ 580	$ 619	$ 573	$ 2,260	$ 588	$ 580	$ 564	$ 528
Adjusted Effective Tax Rate (a)										
Reported income before income taxes and equity investments	$ 8,897	$2,011	$2,360	$2,346	$2,180	$ 8,569	$2,263	$2,063	$2,163	$2,080
Add: Pension settlement charge	2	—	2	—	—	10	4	6	—	—
Add: Purchase accounting impacts - Linde AG (c)	941	338	202	202	199	937	210	246	237	244
Add: Cost reduction program and other charges	273	229	(11)	—	55	145	—	145	—	—
Total adjustments	1,216	567	193	202	254	1,092	214	397	237	244
Adjusted income before income taxes and equity investments	$ 10,113	$2,578	$2,553	$2,548	$2,434	$ 9,661	$2,477	$2,460	$2,400	$2,324
Reported Income taxes	$ 1,989	$ 481	$ 424	$ 573	$ 511	$ 2,002	$ 533	$ 498	$ 508	$ 463
Reported effective tax rate	22.4%	23.9%	18.0%	24.4%	23.4%	23.4%	23.6%	24.1%	23.5%	22.3%
Adjusted income taxes	$ 2,398	$ 626	$ 580	$ 619	$ 573	$ 2,260	$ 588	$ 580	$ 564	$ 528
Adjusted effective tax rate	23.7%	24.3%	22.7%	24.3%	23.5%	23.4%	23.7%	23.6%	23.5%	22.7%
Income from Equity Investments										
Reported income from equity investments	$ 150	$ 43	$ 36	$ 33	$ 38	$ 170	$ 39	$ 38	$ 45	$ 48
Add: Purchase accounting impacts - Linde AG (c)	72	18	18	18	18	72	18	18	18	18
Add: Cost reduction program and other charges	6	—	6	—	—	—	—	—	—	—
Total adjustments	78	18	24	18	18	72	18	18	18	18
Adjusted income from equity investments	$ 228	$ 61	$ 60	$ 51	$ 56	$ 242	$ 57	$ 56	$ 63	$ 66
Adjusted Noncontrolling Interests										
Reported noncontrolling interests	$ (160)	$ (43)	$ (43)	$ (40)	$ (34)	$ (172)	$ (44)	$ (53)	$ (37)	$ (38)
Add: Purchase accounting impacts - Linde AG (c)	(11)	(2)	(3)	(3)	(3)	(12)	(3)	(3)	(3)	(3)
Add: Cost reduction program and other charges	—	—	—	—	—	16	—	16	—	—
Total adjustments	(11)	(2)	(3)	(3)	(3)	4	(3)	13	(3)	(3)
Adjusted noncontrolling interests	$ (171)	$ (45)	$ (46)	$ (43)	$ (37)	$ (168)	$ (47)	$ (40)	$ (40)	$ (41)

Page 9 of 10 cont'd

(Millions of dollars)	2025 Year to Date December 31,	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Year to Date December 31,	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Adjusted Net Income - Linde plc (b)										
Reported net income	$ 6,898	$1,530	$1,929	$1,766	$1,673	$ 6,565	$1,725	$1,550	$1,663	$1,627
Add: Pension settlement charge	2	—	2	—	—	8	3	5	—	—
Add: Cost reduction program and other charges	198	167	(6)	—	37	125	(10)	140	—	(5)
Add: Purchase accounting impacts - Linde AG (c)	674	271	62	171	170	777	181	201	196	199
Total adjustments	874	438	58	171	207	910	174	346	196	194
Adjusted net income - Linde plc	$ 7,772	$1,968	$1,987	$1,937	$1,880	$ 7,475	$1,899	$1,896	$1,859	$1,821
Adjusted Diluted EPS (b)										
Reported diluted EPS	$ 14.61	$3.26	$4.09	$3.73	$3.51	$ 13.62	$3.60	$3.22	$3.44	$3.35
Add: Pension settlement charge	—	—	—	—	—	0.02	0.01	0.01	—	—
Add: Cost reduction program and other charges	0.42	0.36	(0.01)	—	0.08	0.26	(0.02)	0.29	—	(0.01)
Add: Purchase accounting impacts - Linde AG (c)	1.43	0.58	0.13	0.36	0.36	1.61	0.38	0.42	0.41	0.41
Total adjustments	1.85	0.94	0.12	0.36	0.44	1.89	0.37	0.72	0.41	0.40
Adjusted diluted EPS	$ 16.46	$4.20	$4.21	$4.09	$3.95	$ 15.51	$3.97	$3.94	$3.85	$3.75
Reported percentage change	7 %	(9)%	27 %	8 %	5 %					
Adjusted percentage change	6 %	6 %	7 %	6 %	5 %					

Adjusted Diluted EPS Guidance (d)	First Quarter 2026 Low End	First Quarter 2026 High End	Full Year 2026 Low End	Full Year 2026 High End
2026 Adjusted Guidance	$ 4.20	$ 4.30	$ 17.40	$17.90
Adjusted percentage changes versus 2025 adjusted diluted EPS	6 %	9 %	6 %	9 %
Add: Estimated currency headwind/(tailwind)	(3)%	(3)%	(1)%	(1)%
Adjusted percentage change excluding currency	3 %	6 %	5 %	8 %

(Millions of dollars)	2025 Year to Date December 31,	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Year to Date December 31,	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Adjusted EBITDA and % of Sales										
Net Income - Linde plc	$ 6,898	$1,530	$1,929	$1,766	$1,673	$ 6,565	$1,725	$1,550	$1,663	$1,627
Add: Noncontrolling interests	160	43	43	40	34	172	44	53	37	38
Add: Net pension and OPEB cost (benefit), excluding service cost	(229)	(57)	(57)	(59)	(56)	(190)	(46)	(45)	(49)	(50)
Add: Interest expense	255	64	64	67	60	256	53	68	70	65
Add: Income taxes	1,989	481	424	573	511	2,002	533	498	508	463
Add: Depreciation and amortization	3,763	950	961	942	910	3,780	913	960	958	949
EBITDA	12,836	3,011	3,364	3,329	3,132	12,585	3,222	3,084	3,187	3,092
Add: Cost reduction program and other charges	279	229	(5)	—	55	145	—	145	—	—
Add: Purchase accounting impacts - Linde AG (c)	236	170	18	22	26	89	22	24	19	24
Total adjustments	515	399	13	22	81	234	22	169	19	24
Adjusted EBITDA	$ 13,351	$3,410	$3,377	$3,351	$3,213	$ 12,819	$3,244	$3,253	$3,206	$3,116
Reported sales	$ 33,986	$8,764	$8,615	$8,495	$8,112	$ 33,005	$8,282	$8,356	$8,267	$8,100
% of sales										
EBITDA	37.8%	34.4%	39.0%	39.2%	38.6%	38.1%	38.9%	36.9%	38.6%	38.2%
Adjusted EBITDA as a % of Sales	39.3%	38.9%	39.2%	39.4%	39.6%	38.8%	39.2%	38.9%	38.8%	38.5%

Page 9 of 10 cont'd

(a) The income tax expense (benefit) on the non-GAAP pre-tax adjustments was determined using the applicable tax rates for the jurisdictions that were utilized in calculating the GAAP income tax expense (benefit) and included both current and deferred income tax amounts.

(b) Net of income taxes which are shown separately in "Adjusted Income Taxes and Effective Tax Rate".

(c) The company believes that its non-GAAP measures excluding merger Purchase accounting impacts - Linde AG are useful to investors because: (i) the 2018 business combination was a merger of equals in an all-stock merger transaction, with no cash consideration, (ii) the company is managed on a geographic basis and the results of certain geographies are more heavily impacted by merger purchase accounting than others, causing results that are not comparable at the reportable segment level, therefore, the impacts of merger purchasing accounting adjustments to each segment vary and are not comparable within the company and when compared to other companies in similar regions, (iii) business management is evaluated and variable compensation is determined based on results excluding merger purchase accounting impacts, and; (iv) it is important to investors and analysts to understand the purchase accounting impacts to the financial statements.
A summary of each of the adjustments made for Purchase accounting impacts - Linde AG are as follows:
Adjusted Operating Profit and Margin: The purchase accounting adjustments for the periods presented relate primarily to depreciation and amortization related to the fair value step up of fixed assets and intangible assets (primarily customer related) acquired in the merger and the allocation of fair value step-up for ongoing Linde AG asset disposals (reflected in Other Income/(Expense)).
Adjusted Interest Expense - Net: Relates to the amortization of the fair value of debt acquired in the merger.
Adjusted Income Taxes and Effective Tax Rate: Relates to the current and deferred income tax impact on the adjustments discussed above. The income tax expense (benefit) on the non-GAAP pre-tax adjustments was determined using the applicable tax rates for the jurisdictions that were utilized in calculating the GAAP income tax expense (benefit) and included both current and deferred income tax amounts.
Adjusted Income from Equity Investments: Represents the amortization of increased fair value on equity investments related to depreciable and amortizable assets.
Adjusted Noncontrolling Interests: Represents the noncontrolling interests' ownership portion of the adjustments described above determined on an entity by entity basis.

(e) Fourth quarter 2025 Adjusted other income (expense) - net includes a charge associated with Linde AG merger-related purchase accounting.

Page 10 of 10

LINDE PLC AND SUBSIDIARIES
APPENDIX
NON-GAAP MEASURES AND RECONCILIATIONS
(UNAUDITED)

	2025				2024			
(Millions of dollars)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Free Cash Flow (FCF) - Free cash flow is a measure used by investors, financial analysts and management to evaluate the ability of a company to pursue opportunities that enhance shareholder value. FCF equals cash flow from operations less capital expenditures.

(Millions of dollars)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Operating Cash Flow	$3,030	$2,948	$2,211	$2,161	$2,809	$2,731	$1,929	$1,954
Less: Capital Expenditures	(1,458)	(1,276)	(1,257)	(1,270)	(1,250)	(1,066)	(1,133)	(1,048)
Free Cash Flow	$1,572	$1,672	$ 954	$ 891	$1,559	$1,665	$ 796	$ 906

Net Debt - Net debt is a financial liquidity metric used by investors, financial analysts and management to evaluate the ability of a company to repay its debt and is calculated as total debt (excluding purchase accounting impacts) less liquid assets.

(Millions of dollars)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Debt	$26,989	$25,925	$25,920	$23,897	$21,623	$22,262	$21,518	$20,319
Less: Cash and cash equivalents	(5,056)	(4,509)	(4,786)	(5,294)	(4,850)	(5,187)	(4,626)	(4,848)
Net debt	21,933	21,416	21,134	18,603	16,773	17,075	16,892	15,471
Less: Purchase accounting impacts - Linde AG	(3)	(4)	(4)	(4)	(4)	(4)	(4)	(5)
Adjusted net debt	$21,930	$21,412	$21,130	$18,599	$16,769	$17,071	$16,888	$15,466

After-tax Return on Capital and Adjusted After-tax Return on Capital (ROC) - After-tax return on capital is a measure used by investors, financial analysts and management to evaluate the return on net assets employed in the business. ROC measures the after-tax operating profit that the company was able to generate with the investments made by all parties in the business (debt, noncontrolling interests and Linde plc shareholders' equity).

(Millions of dollars)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Reported net income - Linde plc	$1,530	$1,929	$1,766	$1,673	$1,725	$1,550	$1,663	$1,627
Add: noncontrolling interests	43	43	40	34	44	53	37	38
Add: interest expense - net	64	64	67	60	53	68	70	65
Less: tax benefit on interest expense - net *	(16)	(15)	(16)	(14)	(13)	(16)	(17)	(16)
Reported NOPAT	$1,621	$2,021	$1,857	$1,753	$1,809	$1,655	$1,753	$1,714
Adjusted net income - Linde plc	$1,968	$1,987	$1,937	$1,880	$1,899	$1,896	$1,859	$1,821
Add: adjusted noncontrolling interests	45	46	43	37	47	40	40	41
Add: adjusted interest expense - net	64	64	67	60	53	68	71	67
Less: tax benefit on interest expense - net *	(16)	(15)	(16)	(14)	(13)	(16)	(17)	(17)
Adjusted NOPAT	$2,061	$2,082	$2,031	$1,963	$1,986	$1,988	$1,953	$1,912

*Tax benefit on interest expense - net is generally presented using the reported effective rate.

(Millions of dollars)	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1
4-quarter trailing reported NOPAT	$7,252	$7,440	$7,074	$6,970	$6,931	$6,753	$6,727	$6,626
4-quarter trailing adjusted NOPAT	$8,137	$8,062	$7,968	$7,890	$7,839	$7,697	$7,560	$7,450

Page 10 of 10 cont'd

	2025				2024			
(Millions of dollars)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Equity and redeemable noncontrolling interests:								
Redeemable noncontrolling interests	$ 13	$ 13	$ 13	$ 13	$ 13	$ 13	$ 13	$ 13
Linde plc shareholders' equity	38,245	38,616	38,515	38,032	38,092	39,173	38,179	38,829
Noncontrolling interests	1,483	1,457	1,458	1,418	1,383	1,417	1,359	1,387
Total equity and redeemable noncontrolling interests	$39,741	$40,086	$39,986	$39,463	$39,488	$40,603	$39,551	$40,229
Reported capital	$61,674	$61,502	$61,120	$58,066	$56,261	$57,678	$56,443	$55,700
Total equity and redeemable noncontrolling interests	$39,741	$40,086	$39,986	$39,463	$39,488	$40,603	$39,551	$40,229
Add: Adjusted net debt	21,930	21,412	21,130	18,599	16,769	17,071	16,888	15,466
Less: Linde AG Goodwill (a)	24,256	24,256	24,256	24,256	24,256	24,256	24,256	24,256
Less: Linde AG Indefinite lived intangibles (a)	1,868	1,868	1,868	1,868	1,868	1,868	1,868	1,868
Adjusted capital	$35,547	$35,374	$34,992	$31,938	$30,133	$31,550	$30,315	$29,571
(a) Represent opening balance sheet purchase accounting impacts of non-amortizing assets related to the Linde AG merger.								
Ending capital (see above)	$61,674	$61,502	$61,120	$58,066	$56,261	$57,678	$56,443	$55,700
5-quarter average ending capital	$59,725	$58,925	$57,914	$56,830	$56,377	$55,994	$55,535	$55,277
Ending adjusted capital (see above)	$35,547	$35,374	$34,992	$31,938	$30,133	$31,550	$30,315	$29,571
5-quarter average ending adjusted capital	$33,597	$32,797	$31,786	$30,701	$30,248	$29,865	$29,404	$29,144
After-tax ROC (4 quarter reported NOPAT / 5-quarter average ending capital)	12.1 %	12.6 %	12.2 %	12.3 %	12.3 %	12.1 %	12.1 %	12.0 %
Adjusted after-tax ROC (4 quarter trailing adjusted NOPAT / 5-quarter average ending adjusted capital)	24.2 %	24.6 %	25.1 %	25.7 %	25.9 %	25.8 %	25.7 %	25.6 %